UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2004

MEDIACOM COMMUNICATIONS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	0-29227 (Commission File No.)	06-1566067 (IRS Employer Identification No.)

100 Crystal Run Road
Middletown, New York 10941
(Address of principal executive offices)

Registrant’s telephone number: (845) 695-2600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE

Item 2.02. Results of Operations and Financial Condition.

     On November 8, 2004, Mediacom Communications Corporation issued a press release announcing its financial results for the quarter and nine months ended September 30, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

     The press release contains numerical disclosure of operating income before depreciation and amortization, unlevered free cash flow and free cash flow, which are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP) in the United States. Reconciliations of operating income before depreciation and amortization, unlevered free cash flow and free cash flow to the most directly comparable financial measures calculated and presented in accordance with GAAP are presented in Attachment 6 to the press release. Disclosure regarding management’s reasons for presenting operating income before depreciation and amortization, unlevered free cash flow and free cash flow appears on page 5 of the press release.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit No.	Description
99.1	Press release issued by the Registrant on November 8, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2004

Mediacom Communications Corporation
By:	/s/ Mark E. Stephan
Mark E. Stephan
Executive Vice President, Chief Financial Officer and Treasurer